UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-25620 (Commission File Number)	41-1459569 (I.R.S. Employer Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (218) 327-3434
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 6, 2006, A.S.V., Inc. (“ASV”) issued a press release announcing the introduction of one new model in its product line, the Scout™ SC-50 rubber tracked utility vehicle. The new model features a 50 horsepower diesel engine, cab seating for two, and a flatbed rear deck with the capacity to carry two tons of cargo. The Scout can be fitted with optional front and rear hydraulics and a number of attachments and also features a 5,000 pound towing capacity. ASV anticipates the SC-50 will begin initial production in late fourth quarter 2006, with full production beginning in the first quarter of 2007.
For additional information, see the press release included as Exhibit 99 hereto.
Item 9.01 Financial Statements and Exhibits.
d.       Exhibits
99       Press release dated October 6, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2006

A.S.V., Inc.
By:	/s/ Richard A. Benson
Richard A. Benson
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99	Press release dated October 6, 2006